Q2 2020 July 29, 2020 Supplemental Information

Non-GAAP Disclaimer The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, non-GAAP gross profit, earnings before interest and income taxes, adjusted earnings before interest and income taxes, non-GAAP diluted earnings per share, and free cash flow to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles believes that non-GAAP measures are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and performance, and its management team primarily focuses on non-GAAP items in evaluating Knowles’ performance for business planning purposes. Knowles believes that these measures assist it with comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables included in the second quarter 2020 earnings release. 2

Q2 '20 Financial Results (continuing operations) Quarter over year ago period Q2FY20 Q2FY19 Revenues $152.2 million $205.2 million Gross profit $47.8 million $76.4 million Non-GAAP gross profit $49.1 million $78.1 million Diluted (loss) earnings per share ($0.21) $0.06 Non-GAAP diluted (loss) earnings per share ($0.01) $0.22 3

Q3 '20 Projections (non-GAAP, cont. ops.)* Q3FY20 Revenues $185 million - $200 million Gross margin 35.0% - 38.0% EPS (diluted) $0.17 - $0.23 *Projections as of 7/29/20; Q3 2020 GAAP results are expected to include approximately $0.05 per share in stock-based compensation and $0.03 per share in amortization of intangibles and debt discount. 4

Historical Segment Data Audio / Precision Devices (Cont. Ops.; in $ millions) Audio Precision Devices Quarter Ended Quarter Ended June 30, March 31, December September June 30, June 30, March 31, December September June 30, 2020 2020 31, 2019 30, 2019 2019 2020 2020 31, 2019 30, 2019 2019 Revenues $ 104.5 $ 120.1 $ 190.1 $ 193.7 $ 159.9 $ 47.7 $ 43.0 $ 43.8 $ 42.2 $ 45.3 Gross profit $ 30.0 $ 40.6 $ 73.8 $ 77.9 $ 60.1 $ 18.3 $ 16.1 $ 16.3 $ 16.0 $ 16.7 Stock-based compensation expense 0.3 0.3 0.3 0.3 0.3 — 0.1 — — — Restructuring charges 0.9 1.4 0.7 — — (0.1) — — 0.1 0.4 Production transfer costs — — — — — — 0.1 0.2 0.7 0.9 Non-GAAP gross profit $ 31.2 $ 42.3 $ 74.8 $ 78.2 $ 60.4 $ 18.2 $ 16.3 $ 16.5 $ 16.8 $ 18.0 Non-GAAP gross profit as % of revenues 29.9% 35.2% 39.3% 40.4% 37.8% 38.2% 37.9% 37.7% 39.8% 39.7 % Research and development expenses $ 21.0 $ 23.8 $ 22.4 $ 21.8 $ 23.3 $ 1.1 $ 1.5 $ 1.3 $ 1.5 $ 1.6 Stock-based compensation expense (1.4) (2.4) (1.7) (1.5) (2.3) — — — — — Intangibles amortization expense (1.4) (1.4) — — — — — — — — Non-GAAP research and development expenses $ 18.2 $ 20.0 $ 20.7 $ 20.3 $ 21.0 $ 1.1 $ 1.5 $ 1.3 $ 1.5 $ 1.6 Non-GAAP research and development expenses as % of revenues 17.4% 16.7% 10.9% 10.5% 13.1% 2.3% 3.5% 3.0% 3.6% 3.5 % Selling and administrative expenses $ 15.3 $ 20.2 $ 15.9 $ 15.2 $ 15.5 $ 6.1 $ 7.6 $ 7.7 $ 6.9 $ 7.1 Stock-based compensation expense (1.1) (0.7) (0.9) (0.8) (1.4) (0.2) — (0.4) (0.3) (0.4) Intangibles amortization expense (1.3) (1.2) (1.2) (1.2) (1.1) (0.5) (0.7) (0.5) (0.6) (0.6) Other — — (0.4) — — — — — — — Non-GAAP selling and administrative expenses $ 12.9 $ 18.3 $ 13.4 $ 13.2 $ 13.0 $ 5.4 $ 6.9 $ 6.8 $ 6.0 $ 6.1 Non-GAAP selling and administrative expenses as % of revenues 12.3% 15.2% 7.0% 6.8% 8.1% 11.3% 16.0% 15.5% 14.2% 13.5 % Operating expenses $ 42.3 $ 46.7 $ 38.6 $ 38.9 $ 38.9 $ 7.3 $ 9.1 $ 9.0 $ 8.4 $ 8.7 Stock-based compensation expense (2.5) (3.1) (2.6) (2.3) (3.7) (0.2) — (0.4) (0.3) (0.4) Intangibles amortization expense (2.7) (2.6) (1.2) (1.2) (1.1) (0.5) (0.7) (0.5) (0.6) (0.6) Restructuring charges (6.0) (2.7) (0.3) (1.9) (0.1) (0.1) — — — — Other — — (0.4) — — — — — — — Non-GAAP operating expenses $ 31.1 $ 38.3 $ 34.1 $ 33.5 $ 34.0 $ 6.5 $ 8.4 $ 8.1 $ 7.5 $ 7.7 Non-GAAP operating expenses as % of revenues 29.8% 31.9% 17.9% 17.3% 21.3% 13.6% 19.5% 18.5% 17.8% 17.0 % Operating (loss) earnings $ (12.3) $ (6.1) $ 35.2 $ 39.0 $ 21.2 $ 11.0 $ 7.0 $ 7.3 $ 7.6 $ 8.0 Other (income) expense, net (0.1) — — (0.1) — (0.1) (0.1) 0.2 — (0.2) (Loss) earnings before interest and income taxes $ (12.2) $ (6.1) $ 35.2 $ 39.1 $ 21.2 $ 11.1 $ 7.1 $ 7.1 $ 7.6 $ 8.2 Stock-based compensation expense 2.8 3.4 2.9 2.6 4.0 0.2 0.1 0.4 0.3 0.4 Intangibles amortization expense 2.7 2.6 1.2 1.2 1.1 0.5 0.7 0.5 0.6 0.6 Restructuring charges 6.9 4.1 1.0 1.9 0.1 — — — 0.1 0.4 Production transfer costs — — — — — — 0.1 0.2 0.7 0.9 Other — — 0.4 — — — — — — — Adjusted earnings before interest and income taxes $ 0.2 $ 4.0 $ 40.7 $ 44.8 $ 26.4 $ 11.8 $ 8.0 $ 8.2 $ 9.3 $ 10.5 Adjusted earnings before interest and income taxes as % of revenues 0.2% 3.3% 21.4% 23.1% 16.5% 24.7% 18.6% 18.7% 22.0% 23.2% 4

Reconciliation of Segment EBIT to Consolidated Net Earnings Audio / Precision Devices (Cont. Ops.; in $ millions) Quarter Ended June 30, March 31, December 31, September 30, June 30, 2020 2020 2019 2019 2019 Earnings (loss) before interest and income taxes Audio $ (12.2) $ (6.1) $ 35.2 $ 39.1 $ 21.2 Precision Devices 11.1 7.1 7.1 7.6 8.2 Total segments (1.1) 1.0 42.3 46.7 29.4 Corporate expense / other 13.2 7.9 12.0 12.5 16.5 Interest expense, net 4.1 3.7 3.6 3.8 3.6 (Loss) earnings before income taxes (18.4) (10.6) 26.7 30.4 9.3 Provision for income taxes 1.1 2.2 5.6 5.0 3.4 Net (loss) earnings $ (19.5) $ (12.8) $ 21.1 $ 25.4 $ 5.9 5

Free Cash Flow Free Cash Flow (in $ millions) YTD Q2FY20 Q2FY20 Q1FY20 Cash flow provided by (used in) operating activities $ 25.0 $ 26.5 $ (1.5) Less: Capital expenditures (14.6) (6.8) (7.8) Free cash flow $ 10.4 $ 19.7 $ (9.3) 7